EXHIBIT 32.2

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report On Form 10-KSB/A of Charys Holding Company, Inc. for the fiscal year ending April 30, 2005, I, Raymond J. Smith, Chief Financial Officer of Charys Holding Company, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Annual Report on Form 10-KSB/A for the fiscal year ending April 30, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB/A for the fiscal year ending April 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of Charys Holding Company, Inc.

     Dated:  May 4, 2006.

                                             /s/ Raymond J. Smith
                                            ------------------------------------
                                               Raymond J. Smith,
                                               Chief Financial Officer of
                                               Charys Holding Company, Inc.